UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2023

WeTrade Group Inc.
(Exact name of Company as specified in charter)

Wyoming	7374	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 101, Level 1 Building 8,

No. 18, Kechuang 10th Street,

Beijing Economic and Technological Development Zone

People’s Republic of China 100020

+86-135-011-76409

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on May 15, 2023, the Company received a letter from the Listing Qualifications Department of the Nasdaq regarding the Company’s failure to maintain a closing bid price of at least $0.10 for ten consecutive trading days during the Compliance Period, which results in a Staff Delisting Determination under Rule 5810(3)(A)(iii). The Staff has determined to delist the Company’s securities from the Nasdaq. Unless the Company requests an appeal of this determination, trading of the Company’s common stock will be suspended at the opening of business on May 24, 2023. In addition, on April 20, 2023, Staff notified the Company that it did not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1) (the “Filing Rule”) because the Company had not filed its Form 10-K for the fiscal year ended December 31, 2022. The Company may appeal Staff’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

The Company has requested a hearing with the Nasdaq on May 22, 2023. A hearing was held on June 22, 2023, during which the Company requested for an exception to remain listed on Nasdaq while it completes and files its delinquency reports.

On July 6, 2023, the Company received a letter from the Listing Qualifications Department of the Nasdaq notifying the Company that Nasdaq has granted the Company’s request to continue its listing on Nasdaq, subject to the condition that 1). on or before July 14, 2023, the Company shall file the delinquent Form 10-K for the fiscal year ended December 31, 2022, with the SEC; 2). on or before July 31, the Company shall file the delinquent Form 10-Q for the period ended March 31, 2023, with the SEC.

The Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review any Panel decision within 45 calendar days after issuance of the written decision. If the Listing Council determines to review this decision, it may affirm, modify, reverse, dismiss or remand the decision to the Panel. The Company will be immediately notified in the event the Listing Council determines that this matter will be called for review. The Company intends to timely comply with the conditions and file the reports within the above timeframe. Although the Company will use all reasonable efforts to regain compliance, there can be no assurance that the Company will be able to regain compliance with Nasdaq listing criteria.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WeTrade Group Inc.

Date: July 11, 2023	By:	/s/ Hechun Wei
	Name:	Hechun Wei
	Title:	Chief Executive Officer

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